Other Income, Net (Tables)	12 Months Ended
Mar. 31, 2025
Expenses by nature [abstract]
Summary of Other Income

Other income consists of the following:

(Dollars in millions)
	Year ended March 31,
	2025	2024	2023
Interest income on financial assets carried at amortized cost	180	128	107
Interest income on financial assets fair valued through other comprehensive income	124	122	119
Gain / (loss) on investments carried at fair value through profit or loss	34	34	18
Interest income on income tax refund (1)	41	237	–
Exchange gains / (losses) on forward and options contracts	(24)	12	(80)
Exchange gains / (losses) on translation of other assets and liabilities	55	11	131
Others	15	24	40
	425	568	335

(1)During the year ending March 31, 2025, the Company received orders under section 250 of the Income Tax Act, 1961, from the Income Tax Authorities in India for the assessment years, 2016-17 and 2019-20. These orders confirmed the Company's position with respect to tax treatment of certain contentious matters. As a result interest, income (pre-tax) of $38 million along with corresponding tax impact was recognized.

(1) During the year ending March 31, 2024, the Company received orders under section 250 and 254 of the Income Tax Act, 1961, from the Income Tax Authorities in India for the assessment years, 2007-08 to 2015-16, 2017-18 and 2018-19. These orders confirmed the Company's position with respect to tax treatment of certain contentious matters. As a result, interest income (pre-tax) of $232 million along with the corresponding tax impact was recognized.